UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2020

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On April 30, 2020, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) issued a press release to announce the date and time of the conference call that Farmer Mac will hold to discuss its financial results for the fiscal quarter ended March 31, 2020. A copy of the press release is attached to this report as Exhibit 99. All references to www.farmermac.com in Exhibit 99 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.

The information furnished in this Item 7.01, including Exhibit 99 (other than the portion of this press release related to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”)), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or portion of the Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Information.
Due to the ongoing public health impact of the novel coronavirus 2019 pandemic, Farmer Mac has changed the date and time of its Annual Meeting and will provide audio conference call and webcast access for its stockholders to participate in the Annual Meeting remotely. The Annual Meeting will now be held at 9:30 a.m. Eastern time on May 12, 2020, at Farmer Mac, 1999 K Street, N.W., Fourth Floor, Boardroom, Washington D.C. 20006. Information about the change of the date and time of the Annual Meeting and the audio conference call and webcast information is also included in the press release attached to this report as Exhibit 99, and the portion of this press release related to the Annual Meeting is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.
Further information regarding the change of the date and time of the Annual Meeting and the audio conference call information can be found in the proxy supplement filed by Farmer Mac with the Securities and Exchange Commission on April 30, 2020.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

99	Press Release, dated April 30, 2020
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema
101.CAL	Inline XBRL Taxonomy Extension Calculation
101.DEF	Inline XBRL Taxonomy Extension Definition
101.LAB	Inline XBRL Taxonomy Extension Label
101.PRE	Inline XBRL Taxonomy Extension Presentation
104
Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: April 30, 2020